Exhibit 10.21.7

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 22, 2017 (this “Amendment”), is by and between QUICKEN LOANS INC. (the “Borrower”) and FIFTH THIRD BANK (the “Lender”).

RECITALS

A.                                    The Borrower and the Lender are parties to a Credit Agreement dated as of December 30, 2013, as amended by the First Amendment to Credit Agreement dated as of April 21, 2014, as amended by the Second Amendment to Credit Agreement dated as of December 29, 2014, as amended by the Third Amendment to Credit Agreement dated as of April 24, 2015, as amended by the Fourth Amendment to Credit Agreement dated as of December 23, 2015, but effective as of December 29, 2015, as amended by the Fifth Amendment to Credit Agreement dated March 1, 2016, and as amended by the Sixth Amendment to Credit Agreement dated February 28, 2017 (as amended and as may be further amended or restated from time to time, the “Credit Agreement”),

B.                                    The parties now desire to amend certain terms of the Credit Agreement as set forth herein.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I AMENDMENTS. Subject to Article III hereof, the Credit Agreement is amended as follows:

1.1                               The following definitions are added to Section 1.01 of the Credit Agreement in their appropriate alphabetical location:

“RHI Financing” means up to a [***] unsecured, revolving credit facility provided to Borrower by Rock Holdings on the terms and conditions described on Exhibit A to the Seventh Amendment to Credit Agreement (and any replacements or refinancings thereof in an equal or lesser amount and on terms and conditions substantially similar to those on Exhibit A) so long as at all times the RH1 Financing is subject to the terms of the Agreement Regarding RHI Credit Facility dated on or about the Seventh Amendment Effective Date by and between Lender, Borrower, and Rock Holdings.

“Seventh Amendment” means the Seventh Amendment to Credit Agreement dated May 22, 2017 between Borrower and Lender.

“Seventh Amendment Effective Date” means May 22, 2017.

1.2                               The definition of “Permitted Financing” in Section 1.01 of the Credit Agreement is amended to read:

‘‘Permitted Financing” means: (a) Warehousing Indebtedness, Securitization Indebtedness, MSR Indebtedness and similar arrangements whereby Borrower finances, sells or transfers Mortgage Assets, in each case, in the ordinary course of business and consistent with past practices; (b) obligations incurred in respect of Early Purchase Programs; (c) financing the carrying of REO Assets, (d) the Bond Financing, and (e) the RHI Financing.

ARTICLE II REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to Lender that:

2.1                               The execution, delivery, and performance of this Amendment are within its powers, have been duly authorized by all necessary company action and are not in contravention of any law, the terms of its Articles of Incorporation or By-Laws, as applicable, or of any undertaking to which it is a party or by which it or its properties is bound.

2.2                               This Amendment is the legal, valid, and binding obligation of the Borrower, enforceable against it in accordance with the respective terms hereof.

2.3                               After giving effect to the amendments herein contained, the representations and warranties in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Event of Default or Default exists or is continuing on the date hereof.

ARTICLE III CONDITIONS OF EFFECTIVENESS.

This Amendment is effective as of the date hereof when each of the following conditions is satisfied:

3.1                               This Amendment is duly executed on behalf of the Borrower and the Lender.

3.2                               Borrower executes and delivers to Lender the Revolving Note attached as Exhibit A and the Consent in Lieu of a Meeting of the Board of Directors of Quicken Loans attached as Exhibit B.

3.3                               Such other documents and items, and completion of such other matters in connection with this Amendment, as the Lender may reasonably request.

ARTICLE IV MISCELLANEOUS.

4.1                               From and after the date of this Amendment, references in the Credit Agreement or in any other Loan Document to the Credit Agreement are treated as references to the Credit Agreement as amended by this Amendment and as further amended from time to time.

4.2                               The Obligations are due and owing without setoff, counterclaim, or defense.

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4.3                               Terms used but not defined herein shall have the same meanings as in the Credit Agreement.

4.4                               This Amendment is governed by and construed in accordance with the laws of the State of Michigan.

4.5                               The Borrower agrees to pay the reasonable fees and expenses of counsel for the Lender in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby.

4.6                               This Amendment may be signed in any number of counterparts, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile signatures and electronic signatures sent in PDF format are treated as originals.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

QUICKEN LOANS INC.

By:	/s/ Jay Farner
Jay Farner, Chief Executive Officer

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

FIFTH THIRD BANK

By:
Steve Englehart, Senior Vice President

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